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                                  UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 30, 2003

                          THE MIIX GROUP, INCORPORATED
   ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     DELAWARE                       001-14593                  22-3586492
-----------------                ---------------          ---------------------
 (State or Other                  (Commission                (IRS Employer
 Jurisdiction of                  File Number)             Identification No.)
 Incorporation)



                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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         (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (609) 896-2404
                                                   ---------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               99.1 Press Release dated July 30, 2003.


Item 12. Results of Operations and Financial Condition.

         (a) On July 30, 2003, the Company issued a press release reporting its second quarter 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MIIX GROUP, INCORPORATED


                                             By: /s/ Patricia A. Costante
                                                 -------------------------------
                                                 Patricia A. Costante
                                                 Chairman and CEO


July 31, 2003


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                                  EXHIBIT INDEX


Exhibit No.                                           Description
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99.1                                        Press Release dated July 30, 2003









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